UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2019

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1275 Peachtree Street, Sixth Floor Atlanta, Georgia	30309
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404 888-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRSC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Item 8.01      Other Events.

On September 30, 2019, the Providence Service Corporation (the “Company” or “Providence”) (Nasdaq: PRSC) announced that, based on recent utilization and regulatory changes, the Company has secured rate adjustments, the retroactive impact of which will positively impact revenue and net income by approximately $17.7 million for the three months ending September 30, 2019. As previously disclosed, the Company continues to be engaged in ongoing discussions with certain other payers with respect to rate adjustments.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the Company’s continuing relationship with government entities and our ability to procure business from them, the Company’s ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that the Company provides, the Company’s ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. The Company is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this Current Report on Form 8-K if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: September 30, 2019	By: /s/ Kevin Dotts Name:Kevin Dotts Title:Chief Financial Officer